EXHIBIT 10.69

                                 FIRST AMENDMENT
                               TO CREDIT AGREEMENT


     THIS FIRST AMENDMENT TO CREDIT AGREEMENT dated as of June 29, 2001 (the "First Amendment"), among TRITON ENERGY LIMITED, a Cayman Islands company (the
 ----------------
"Borrower"),  the  lenders party hereto (the "Lenders"), and THE CHASE MANHATTAN
 --------                                     -------
BANK,  individually, as Administrative Agent (the "Administrative Agent") and as
                                                   --------------------
Issuing  Bank.
                              W I T N E S S E T H:
                              -------------------
     WHEREAS, the Borrower, the Lenders, and the Administrative Agent are parties to that certain Credit Agreement dated as of February 29, 2000 (the "Credit Agreement"), whereby, pursuant to the terms and conditions contained
 -----------------
therein, the Lenders agreed to make loans to and extensions on behalf of the Borrower under a $150,000,000 revolving credit facility; and

     WHEREAS, the parties to the Credit Agreement intend to amend the Credit Agreement in the particulars hereinafter provided;

     NOW, THEREFORE, the parties to the Credit Agreement hereby agree as follows:

     SECTION  1.  Amendments  to  Credit  Agreement.
                  ---------------------------------
     (a)     Section 1.01 of the Credit Agreement hereby is amended by inserting
             ------------
the  following  definitions  in  their  appropriate  alphabetical  order:

             "Agreement" means this Credit Agreement dated as of February 29,
              ---------
2000, among the Borrower, the Lenders, the Administrative Agent and the Issuing Bank, as amended by the First Amendment, and as the same may be further amended, waived or otherwise modified from time to time in accordance herewith.

             "First  Amendment"  means that certain First Amendment to Credit
              ----------------
Agreement dated as of June 29, 2001, among the Borrower, the Lenders party thereto, the Administrative Agent and the Issuing Bank.

     (b) To reflect the change in the senior debt rating of the Borrower, the grid in the definition of "Applicable Rate" appearing in Section 1.01 of the
                                                             ------------

Credit  Agreement  hereby  is  amended  in  its  entirety  to  read  as follows:



                                                Equal to or greater
 Borrowing Base                                   than 33% but less
  Utilization           Less than 33%           than or equal to 66%      Greater than 66%
  -----------           ------------------     ----------------------     --------------------

Eurodollar Spread       Category  Category     Category     Category      Category     Category
                           I         II           I             II           I            II
                         2.15%      2.40%        2.40%         2.65%       2.65%         2.90%
----------------------------------------------------------------------------------------------
ABR Spread                1.15%     1.40%        1.40%         1.65%       1.65%         1.90%
----------------------------------------------------------------------------------------------
Commitment Fee            0.50%     0.50%        0.50%         0.50%       0.50%         0.50%
----------------------------------------------------------------------------------------------
Performance Letter of
Credit Fee                1.35%     1.50%       1.50%          1.65%       1.65%         1.80%
----------------------------------------------------------------------------------------------
Financial Letter of
Credit Fee                2.15%     2.40%       2.40%          2.65%       2.65%         2.90%
----------------------------------------------------------------------------------------------


     (c)     The  definition  of "FPSO Obligations" appearing in Section 1.01 of
                                                                 ------------
the  Credit  Agreement  is  hereby  amended  in its entirety to read as follows:

          "'FPSO Obligation' means obligations of the Borrower or any Subsidiary
            ----------------
under a charter lease agreement for a floating production, storage and off-loading tanker facility for the purpose of developing Borrower's Hydrocarbons in Equatorial Guinea if (a) payments thereunder do not exceed $55,000,000 in any calendar year and (b) the Lease Term is less than 5 years. "Lease Term" means any fixed term (exclusive of any period in which no lease payments are required thereunder, which period will not exceed 15 months) and any period or periods covered by an option to renew at a sufficiently low rental or sufficiently high penalty that the exercise of the option is reasonably assured, as amended, waived or modified, unless such amendment, waiver or modification thereto materially changes the amounts payable thereunder or its Lease Term as determined by the Administrative Agent in its reasonable discretion."

     (d)     The  definition of "Maturity Date" appearing in Section 1.01 of the
                                                             ------------
Credit  Agreement  is  hereby  amended  in  its  entirety  to  read  as follows:

          "'Maturity  Date'  means  June  29,  2003."
            ---------------

     (e)     The definition of "Outside LC Exposure" appearing in Section 1.01
                                                             ------------
of the Credit Agreement  is  hereby amended in its entirety  to read as follows:

          "'Outside  LC  Exposure'  means the amount, if any that (a) the sum of
            ----------------------
(i) the aggregate undrawn amount of all Outside Letters of Credit plus (ii) all payments made by issuers of Outside Letters of Credit made under such Outside Letters of Credit for which such issuer has not been reimbursed by the Borrower in accordance with the terms thereunder exceeds (b) $15,000,000."

     (f) Section 2.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

      "Section  2.01    Commitments.
                        -----------
          (a) Subject to the terms and conditions set forth herein, each Lender agrees to make Revolving Loans to the Borrower from time to time during the Availability Period in an aggregate principal amount that will not result in
(a) such Lender's Revolving Credit Exposure plus such Lender's Applicable Percentage of Outside LC Exposure exceeding the lesser of (i) such Lender's Applicable Percentage of the Borrowing Base and (ii) such Lender's Commitment and (b) the sum of the total Revolving Credit Exposures plus Outside LC Exposure for all Lenders exceeding the lesser of (i) Borrowing Base and (ii) the total Commitment of all Lenders. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Revolving Loans.

          (b) The Borrower shall have the right, without the consent of the Lenders but with the prior approval of the Administrative Agent, not to be unreasonably withheld, to cause from time to time an increase in the total Commitments of the Lenders by adding to this Agreement one or more additional
Lenders or by allowing one or more Lenders to increase their respective Commitments; provided however (i) no Event of Default shall have occurred hereunder which is continuing, (ii) no such increase shall cause the aggregate Commitments hereunder to exceed $200,000,000, (iii) no Lender's Commitment shall be increased without such Lender's consent, and (iv) on the effective date of any such increase, there shall be no outstanding Eurodollar Loans hereunder or, if any Eurodollar Loans would be outstanding on the effective date of any such increase, the Borrower shall either (x) convert such Eurodollar Loans to ABR Loans, or (y) prepay, in accordance with the provisions of Section 2.09, such Eurodollar Loans immediately prior to such increase becoming effective (subject, in either case, to the payment provisions of Section 2.14). The Borrower may request that a Borrowing be made as a Eurodollar Borrowing immediately after such increase becomes effective by delivering to the Administrative Agent a Borrowing Request in accordance with the provisions of Section 2.03."

     (g) Section 2.03 of the Credit Agreement is hereby amended in its entirety to read as follows:

     "SECTION  2.03.  Requests for Revolving Borrowings.  To request a Revolving
                      ---------------------------------
Borrowing, the Borrower shall notify the Administrative Agent of such request ("Borrowing Request") by telephone (a) in the case of a Eurodollar Borrowing, not later than 11:00 a.m., New York City time, three Business Days before the date of the proposed Borrowing or (b) in the case of an ABR Borrowing, not later than 11:00 a.m., New York City time, one Business Day before the date of the proposed Borrowing; provided that any such notice of an ABR Revolving Borrowing to finance the reimbursement of an LC Disbursement as contemplated by Section 2.04(e) may be given not later than 10:00 a.m., New York City time on the date of the proposed Borrowing. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Borrowing Request in substantially in the form attached hereto as Exhibit C and signed by the Borrower. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02:

     (i)    the  aggregate  amount  of  the  requested  Borrowing;
     (ii)   the  date  of  such  Borrowing,  which  shall  be  a Business Day;
     (iii) whether such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing;

     (iv) in the case of a Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term "Interest Period";

     (v) the location and number of the Borrower's account to which funds are to be disbursed, which shall comply with the requirements of Section 2.05;

     (vi) the Borrowing Base Utilization on the date of such Borrowing (after giving effect to such Borrowing);

     (vii) the amount of Outside LC Exposure on the Business Day of the proposed Borrowing; and

     (viii) the  Borrower's  current  Index  Debt  rating.

If no election as to the Type of Revolving Borrowing is specified, then the requested Revolving Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Eurodollar Revolving Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month's duration, in the case of a Eurodollar Borrowing. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender's Loan to be made as part of the requested Borrowing."

     (h) Section 2.16(c) of the Credit Agreement is hereby amended by adding thereto the parenthetical "(other than in respect of Section 2.13, 2.14 or 2.15)" after the word "otherwise" and before the comma "," found in the first line thereof.

     (i) Section 3.04 of the Credit Agreement is hereby amended in its entirety to read as follows:

     "SECTION  3.04.     Financial  Condition;  No Material Adverse Change.  (a)
                         -------------------------------------------------
The Borrower has heretofore furnished to the Lenders its consolidated balance sheet and statements of operations, shareholders equity and cash flows (i) as of and for the fiscal year ended December 31, 2000, reported on by independent, United States-based public accountants of recognized national standing, and (ii) as of and for the fiscal quarter and the portion of the fiscal year ended March 31, 2001, certified by a Financial Officer (the statements in (i) and (ii) are referred to as the "Delivered Statements"). The Delivered Statements present fairly, in all material respects, the financial position and results of operations and cash flows of the Borrower and its consolidated Subsidiaries as of such dates and for such periods in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes in the case of the statements referred to in clause (ii) above.

           (b) Since March 31, 2001, there have been no events or occurrences that, in the aggregate, have had a Material Adverse Effect."

     (j) Section 3.12 of the Credit Agreement is hereby amended in its entirety to read as follows:

     "SECTION  3.12    Reserved."

     (k) Sections 5.01(b) and (c) of the Credit Agreement are hereby amended in their entirety to read as follows:

     "(b) within 50 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower, its consolidated balance sheet and related statements of operations, shareholders' equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;"

     "(c)     concurrently with any delivery of financial statements under clause (a) or (b) above, a certificate of a Financial Officer of the Borrower (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Sections 6.06, 6.09, 6.10 and 6.11,
(iii) stating whether any change in GAAP or in the application thereof has occurred since the date of the audited financial statements referred to in
Section 3.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate, (iv) stating any revisions to Schedule 3.14 necessary so such Schedule includes each Material Subsidiary, and (v) with respect to assignments of accounts receivable permitted under Section 6.02(f), stating the dollar amount of accounts receivable so assigned as of the date of such certificate."

     (l) Section 5.09(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

     "(a) As soon as practicable, but not later than each April 1 (or such other date specified in the event of an unscheduled redetermination under
Section 2.18(d)) commencing with the Scheduled Redetermination Date to occur on April 1, 2002, the Borrower shall furnish to the Lenders a Reserve Report prepared and certified by (i) DeGolyer and MacNaughton, with respect to the proved reserves in the Cusiana and Cupiagua fields in the Republic of Colombia,
(ii) Netherland Sewell and Associates, with respect to the proved reserves in the Ceiba Field in Equatorial Guinea, and (iii) the petroleum engineers of the Borrower or Carigali-Triton Carigali-Triton Operating Company Sdn. Bhd. with respect to the proved reserves in Malaysia-Thailand on Block A-18 in the Gulf of Thailand or, in the case of (i), (ii) or (iii) above, such other certified independent engineers satisfactory to the Administrative Agent. The Borrower will also provide the Lenders with any supplemental information or updates to the information in the Reserve Report as may be reasonably requested by any
Lender    through  the  Administrative  Agent  ("Additional  Reports")."

     (m)      Section 6.01 of the Credit Agreement is hereby amended as follows:

          (i) Section 6.01(e) of the Credit Agreement is hereby amended in its entirety to read as follows:

     "(e)     Indebtedness  of  any member of the Consolidated Group incurred to finance the acquisition, construction or improvement of any fixed or capital assets of any member of the Consolidated Group, including Capital Lease Obligations (other than the FPSO Obligation, to the extent the FPSO Obligation could otherwise be deemed to be Indebtedness) and any Indebtedness (other than the FPSO Obligation, to the extent the FPSO Obligation could otherwise be deemed to be Indebtedness) assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof; provided that (i) such
                                                         --------
Indebtedness is incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement and (ii) the aggregate principal amount of Indebtedness permitted by Section 6.01(e) and (f) shall not exceed $20,000,000 at any time outstanding;"

     (ii) Section 6.01(i) of the Credit Agreement is hereby amended in its entirety to read as follows:

          "(i)     The  FPSO  Obligation,  to  the  extent  the FPSO Obligation could otherwise  be  deemed  to  be  Indebtedness."

     (n)          Section  6.02  is  hereby amended and supplemented as follows:

          (i) Section 6.02(e) is hereby amended by deleting the "period" (.) found at the end thereof and substituting therefor "; and".

          (ii) Section 6.02 is hereby further amended by adding thereto a new subsection, to be subsection (f), reading in its entirety as follows:

          "(f) up to $25,000,000 of assignments of accounts receivable for a term of 30 days or less from individual crude sales, on a sale-by-sale basis, provided no Event of Default has occurred and is continuing on the date of any such assignment."

     (o) Section 6.04(g) of the Credit Agreement is hereby amended in its entirety to read as follows:

          "(g) new investments in Triton International Oil Corporation (a Cayman Islands company) and its Subsidiaries and in Carigali-Triton Operating Co. SDN.BHD, a Malaysia corporation, in an aggregate amount not to exceed $50,000,000 from the date of this Agreement until fiscal year-end 2002, and not to exceed $25,000,000 per quarter during fiscal year 2003;"

     (p) Section 6.06 of the Credit Agreement is hereby amended in its entirety to read as follows:

          "SECTION  6.06.     Restricted  Payments.  The  Borrower will not, and
                              --------------------
will not permit any of its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except (a) the Borrower may declare and pay dividends and distributions with respect to its capital stock payable solely in additional shares of its common stock and may purchase shares of its capital stock with consideration consisting solely of shares of its common stock, (b) Subsidiaries may declare and pay dividends ratably with respect to their capital stock, (c) the Borrower may make Restricted Payments pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the Borrower and its Subsidiaries, (d) Restricted Payments on Preferred Stock issued by the Borrower before the date of this Agreement or additional shares of Preferred Stock issued as dividends after the date of this Agreement in accordance with the terms of such Preferred Stock, and

(e) the Borrower may repurchase shares of its common stock for an aggregate consideration not exceeding $5,000,000 in any fiscal year."

     (q)     Schedule  3.14  attached  to the Credit Agreement is hereby amended
             --------------
and  restated by replacing Schedule 3.14 attached to the Credit Agreement in its
                           -------------
entirety  with  Schedule  3.14 attached to this First Amendment.  From and after
                --------------
the date of this First Amendment, all references contained in the Credit Agreement to Schedule 3.14 shall be references to Schedule 3.14 attached to this
             -------------                        -------------
First  Amendment.

     SECTION  2.     Conditions  Precedent  to  Effectiveness.  In  addition  to
                     ----------------------------------------
the satisfaction of all applicable conditions precedent contained in the Credit Agreement, this First Amendment shall become effective as of the date hereof when the Administrative Agent shall have received:

     (a) counterparts hereof duly executed by the Borrower, the Lenders, the Administrative Agent and the Issuing Bank (or, in the case of any party as to which an executed counterpart shall not have been received, telegraphic, telex, or other written confirmation from such party of execution of a counterpart hereof by such party);

     (b) no Default or Event of Default shall have occurred and be continuing as of the date of this First Amendment.

     SECTION  3.     Reaffirmation  of Representations and Warranties. To induce
                     ------------------------------------------------
the Lenders, the Administrative Agent and the Issuing Bank to enter into this First Amendment, the Borrower hereby reaffirms, as of the date hereof, its representations and warranties in their entirety contained in Article III of
                                                                  -------
the Credit Agreement and in all other documents executed pursuant thereto (except to the extent such representations and warranties relate solely to an earlier date) and additionally represents and warrants as follows:

     (a) The Borrower is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of formation and has all power and authority and all governmental licenses, authorizations, consents and approvals required in each case to carry on its business, except to the extent that the failure to have such power, authority, licenses, authorizations, consents and approvals could not reasonably be expected to have a Material Adverse Effect.

     (b) The execution, delivery and performance by the Borrower of this First Amendment are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action of the Borrower, require, in respect of the Borrower, no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene or constitute a default under, any provision of law or regulation (including Regulation X issued by the Federal Reserve Board) applicable to the Borrower or Regulation U or the articles or certificate of incorporation of the Borrower or the bylaws of the Borrower or any judgment, injunction, order, decree or material agreement binding upon the Borrower or result in or require the creation or imposition of any Lien on any asset of the Borrower.

     (c) This First Amendment has been duly executed and delivered by the Borrower. This First Amendment, the Credit Agreement, as amended by this First Amendment, and each other Loan Document to which the Borrower is a party are legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms, except as the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general principles of equity.

     (d) Since March 31, 2001, no event or circumstance has occurred that has resulted in or could reasonably be expected to have a Material Adverse Effect. No Event of Default has occurred and is continuing as of the date hereof.

     (e) Other than the Disclosed Matters, there is no action, suit or proceeding pending against the Borrower, or to the knowledge of the Borrower threatened against the Borrower, before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse decision which could reasonably be expected to have a Material Adverse Effect or which in any manner draws into question the legality, validity, binding effect or enforceability of this First Amendment, the Credit Agreement, as amended hereby, or any other Loan Document.

     SECTION  4.     Defined Terms.  Except as amended hereby, terms used herein
                     -------------
when defined in the Credit Agreement shall have the same meanings herein unless the context otherwise requires.

     SECTION 5.     Reaffirmation of Credit Agreement.  This First Amendment
                    ---------------------------------
shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.

     SECTION  6.     Governing  Law;  Entire Agreement.  This First Amendment
                     ---------------------------------
and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York. The Credit Agreement as amended by this First Amendment, the Notes and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

     SECTION  7.     Severability  of  Provisions.  Any provision in this First
                     ----------------------------
Amendment that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this First Amendment are declared to be severable.

     SECTION 8.     Counterparts.  This First Amendment may be executed in any
                    ------------
number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this First Amendment by signing any such counterpart.

     SECTION  9.     Headings.  Article  and section headings in this First
                     --------
Amendment are for convenience of reference only, and shall not govern the interpretation of any of the provisions of this First Amendment.

     SECTION  10.     Successors  and Assigns.  This First Amendment shall be
                      -----------------------
binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                      [SIGNATURES BEGIN ON FOLLOWING PAGE]




     IN WITNESS WHEREOF, the Borrower, the Lenders, the Administrative Agent and the Issuing Bank have executed this First Amendment as of the date first above written.

                                                TRITON  ENERGY  LIMITED


                                                 By:
                                                 Name:
                                                 Title:


             [First Amendment to Credit Agreement - Signature Page 1]

                                                THE  CHASE  MANHATTAN  BANK,
                                                individually  and  as
                                                Administrative  Agent,


                                                By:
                                                Name:
                                                Title:

                                                Lending Office for ABR Loans
                                                and Eurodollar  Loans  and
                                                Address  for  Notice:

                                                The  Chase  Manhattan  Bank
                                                One  Chase  Manhattan  Plaza,
                                                  8th  Floor
                                                New  York,  New  York  10081

                                                Telecopier  No.212/552-2261
                                                Attention:  Muniram  Appanna



              [First Amendment to Credit Agreement - Signature Page 2]

                                                BNP  PARIBAS

                                                By:
                                                Name:
                                                Title:

                                                By:
                                                Name:
                                                Title:

                                                Lending  Office  for  ABR  Loans
                                                and Eurodollar  Loans:

                                                BNP  Paribas
                                                1200  Smith  Street, Suite 3100
                                                Houston,  Texas  77002

                                                Address  for  Notice:

                                                Business/Credit:
                                                1200  Smith  Street, Suite 3100
                                                Houston,  Texas  77002
                                                Telephone  No.:  713/659-4811
                                                Telecopier  No.:  713/659-6915
                                                Attention:  Brian  Malone

                                                Administrative:
                                                1200  Smith  Street, Suite 3100
                                                Houston,  Texas  77002
                                                Telephone  No.:  713/982-1126
                                                Telecopier  No.:  713/659-5305
                                                Attention:  Leah  Evans  Hughes


        [First Amendment to Credit Agreement - Signature Page 3]


                                                 BANKERS  TRUST  COMPANY


                                                 By:
                                                 Name:
                                                 Title:


                                                 Lending Office for ABR Loans
                                                 and Eurodollar  Loans:

                                                 Bankers  Trust  Company


                                                 Attn:

                                                 Address  for  Notice:

                                                 Business/Credit:
                                                 Bankers  Trust  Company


                                                 Telephone  No.:
                                                 Telecopier  No.:
                                                 Attn.:

                                                 Administrative:
                                                 Bankers  Trust  Company


                                                 Telephone  No.:
                                                 Telecopier  No.:
                                                 Attn.:






              [First Amendment to Credit Agreement - Signature Page 4]

                                                 FORTIS  CAPITAL  CORP.


                                                 By:
                                                 Name:
                                                 Title:

                                                 Lending Office for ABR Loans
                                                 and Eurodollar  Loans:

                                                 Fortis  Capital  Corp.



                                                 Address  for  Notice:

                                                 Business/Credit:
                                                 Fortis  Capital  Corp.


                                                 Telephone  No.:
                                                 Telecopier  No.:
                                                 Attention:

                                                 Administrative:
                                                 Fortis  Capital  Corp.


                                                 Telephone  No.:
                                                 Telecopier  No.:
                                                 Attention:



               [First Amendment to Credit Agreement - Signature Page 5]

                                                 BANK  OF  AMERICA,  N.A.


                                                 By:
                                                 Name:
                                                 Title:

                                                 Lending Office for ABR Loans
                                                 and Eurodollar  Loans:

                                                 Bank  of  America,  N.A.



                                                 Address  for  Notice:

                                                 Business/Credit:
                                                 Bank  of  America,  N.A.


                                                 Telephone  No.:
                                                 Telecopier  No.:
                                                 Attention:

                                                 Administrative:
                                                 Bank  of  America,  N.A.


                                                 Telephone  No.:
                                                 Telecopier  No.:
                                                 Attention:


                   [First Amendment to Credit Agreement - Signature Page 6]

                                                 BARCLAYS  BANK  PLC

                                                 By:
                                                 Name:
                                                 Title:

                                                 Lending Office for ABR Loans
                                                 and Eurodollar  Loans:

                                                 Barclays  Bank  plc



                                                 Address  for  Notice:

                                                 Business/Credit:
                                                 Barclays  Bank  plc


                                                 Telephone  No.:
                                                 Telecopier  No.:
                                                 Attention:

                                                 Administrative:
                                                 Barclays  Bank  plc


                                                 Telephone  No.:
                                                 Telecopier  No.:
                                                 Attention:



                [First Amendment to Credit Agreement - Signature Page 7]




                            [Schedule 3.14 - Page 2]



                                                                   SCHEDULE 3.14
                       SECTION 3.14 - LIST OF SUBSIDIARIES
                       -----------------------------------

THE FOLLOWING ARE THE SUBSIDIARIES OF THE COMPANY AS OF THE DATE OF THIS
AGREEMENT:




                                            JURISDICTION OF     JURISDICTION WHERE
                                            ---------------     ------------------
NAME                                        ORGANIZATION        QUALIFIED
----                                        ------------        ---------

Inlet North Sea Corporation                   Delaware

Inlet Oil & Mineral Company (U.K.) Limited    U.K.

North Central Aviation,  nc.                  Delaware

Oil & Gas Colombia GmbH                       Germany             Colombia

Servion, Inc.                                 Delaware

TriBlora Indonesia B.V.                       Netherlands

Triton Air Holdings, Inc.                     Delaware

Triton Algeria, Inc.                          Cayman Islands

Triton Angola, Inc.                           Cayman Islands

Triton Asia Holdings, Inc.                    Cayman Islands

Triton Australia, Inc.                        Cayman Islands      Australia

Triton Brazil, Inc.                           Cayman Islands

Triton Cambodia, Inc.                         Cayman Islands

Triton China Resources, Inc.                  Cayman Islands

Triton China, Inc. LLC                        Cayman Islands

Triton Colombia, Inc.                         Cayman Islands      Colombia

Triton Domestic Oil & Gas Corp.               Nevada

Triton Ecuador, Inc. LLC                      Cayman Islands

Triton Energy Corporation                     Delaware            Texas

Triton Equatorial Guinea  Inc.                Cayman Islands      [Equatorial Guinea
                                                                   in process]

Triton Exploration (Malaysia) Sdn. Bhd.       Malaysia

Triton  Exploration Services, Inc.            Delaware           Texas

Triton Financial Services, Inc.               Cayman Islands

Triton Gabon (Tolo) Inc.                      Cayman Islands

Triton Guatemala S.A.                         B.V.I.


Triton Hellas Exploration and Exploitation
of Hydrocarbons Anonymous Industrial
Technical  and  Commercial  Company           Greece

Triton Holdings (U.K.) Limited                U.K.

Triton Indonesia Resources, Inc.              Cayman Islands

Triton Indonesia, Inc.                        Delaware

Triton International Finance, Inc.            Cayman Islands

Triton International Oil Corporation, a
Delaware  corporation                         Delaware

Triton International Petroleum, Inc.          Cayman Islands

Triton Italy, Inc.                            Cayman Islands      Italy

Triton Madagascar, Inc.                       Cayman Islands      Madagascar

Triton Mediterranean Oil & Gas N.V.           Netherlands

Triton Oil (GB) Limited                       U.K.

Triton Oil & Gas GmbH                         Germany

Triton Oman Resources, Inc.                   Cayman Islands      Oman

Triton Oman, Inc.                             Cayman Islands

Triton Pipeline Colombia, Inc.                Cayman Islands

Triton Resources (UK) Limited                 U.K.

Triton Resources Argentina, Inc.              Cayman Islands

Triton Tunisia, Inc.                          Cayman Islands

Triton Ventures, Inc.                         Cayman Islands



    Also own 50% of Triton International Oil Corporation, a Cayman Islands company, which owns 100% of:

    Triton Oil Company of Thailand (JDA) Limited, incorporated in Cayman Islands and qualified in Malaysia, Thailand, and

    Triton Oil Company of Thailand Ltd. Co., incorporated in Texas and qualified in Thailand, which owns 50% of :

    Carigali-Triton  Operating  Co.  SDN.BHD,  a  Malaysia  corporation